EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q of FCCC, Inc. (the “Company”) for the period ended June 30, 2024 as filed with the Securities and Exchange Commission (the “Report”), the undersigned Chief Executive Officer certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: August 14, 2024	/s/ David He
David He
Chief Executive Officer and Vice President
(principal executive officer)